SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event report): October 27, 2003

TIME WARNER TELECOM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30218	84-1500624
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 566-1000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1	Press release issued October 27, 2003 by Time Warner Telecom Inc.

Item 12. Results of Operations and Financial Condition

On October 27, 2003, Time Warner Telecom Inc. issued a press release setting forth its results of operations and financial condition for the third quarter 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER TELECOM INC.

By:	/s/ Tina Davis

Name:	Tina Davis
Title:	Vice President and Deputy General Counsel

Dated: October 28, 2003

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EXHIBIT INDEX

Exhibit No.	Description of the Exhibit
99.1	Press release issued October 27, 2003 by Time Warner Telecom Inc.

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